
KBS
Growth &
Income REIT

KBS Growth & Income REIT

Portfolio Update Meeting | December 11, 2018

IMPORTANT DISCLOSURES

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Growth & Income Real Estate Investment Trust's (the "Company or KBS Growth & Income REIT or KBS G&I REIT") Annual Report on Form 10-K for the year ended December 31, 2017 (the "Annual Report"), and in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2018, including the "Risk Factors" contained in each filing.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through September 30, 2018 have been funded in part with cash flow from operating activities and in part with debt financing, including advances from the Company's advisor. In addition, distributions have been funded with cash resulting from the advisor's waiver and deferral of its asset management fee. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2018, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. These statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Annual Report.

About KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $38.2 billion[1], AUM of $11.2 billion[1] and 37.0 million square feet under management[1].
- 8th Largest Office Owner Globally, *National Real Estate Investor*[2].
- Ranked among Top 53 Global Real Estate Investment Managers, *Pensions & Investments*[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1]As of September 30, 2018.

[2]The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Rea Estate Investor based on a combination of advertising and website promotion of the survey, direct solicitation of responses from participants, direct email to National Real Estate Investor subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings. [3]Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.

About KBS

KBS splits the U.S. into three regions managed by three regional presidents. This structure provides operating efficiencies and a local market knowledge which helps KBS to evaluate the very best opportunities.



WEST
CENTRAL
EAST
SEATTLE
PORTLAND
SAN FRANCISCO BAY AREA
EAST BAY
SILICON VALLEY
SALT LAKE CITY
DENVER
LOS ANGELES
ORANGE COUNTY /SAN DIEGO
PHOENIX
MINNEAPOLIS
CHICAGO
DALLAS
AUSTIN
HOUSTON
NASHVILLE
ATLANTA
RALEIGH
BOSTON
NEW YORK CITY
WASHINGTON, D.C.
SOUTHERN FLORIDA
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices
KBS Growth & Income REIT Assets

Investment Objectives

- Long-term growth in the value of the portfolio
- Diverse portfolio of core real estate properties
- Preserve and return stockholders' capital contributions
- Provide investors with attractive and stable cash distributions



KBS GROWTH & INCOME REIT
3rd Quarter Portfolio Highlights

Portfolio Highlights as of September 30, 2018

FUND OVERVIEW

Initial Private Offering
June 2015 – April 2016

Public Offering
April 2016 – June 2017

Second Private Offering
October 2017 - Current

Current Offering Price (Dec. 2018 NAV)[4]
$9.20 per share

Total Equity Raised[5]
$89.3 million

Current Distribution Rate[7]
6.00% based NAV

PORTFOLIO OVERVIEW

Total Acquisitions[1]
$179.5 million

Cost Basis[2]
$186.0 million

Dec. 2018 Estimated Value of Portfolio[3]
$206.2 million

Rentable Sq. Ft
683,952

Total Leased[6]
95.7%

Total Leverage[8]
57.1%

[1] Represents aggregate acquisition price (excluding closing costs) of the real estate portfolio and excluding any subsequent capital expenditures.
[2] Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for the real estate properties in portfolio.
[3] Equals the estimated fair value of the real estate properties as of September 30, 2018.
[4] Data as of September 30, 2018. See the Current Report on Form 8-K dated December 7, 2018.
[5] Includes proceeds from distribution reinvestment plan.
[6] Includes future leases that had been executed but had not yet commenced.
[7] Distributions are not guaranteed.
[8] Calculated as total debt on real estate properties of $117.8 million divided by December 2018 estimated value.

Portfolio Highlights as of September 30, 2018

Property Name City, State	Property Type/ No. of Buildings	Acquisition Date	Size (SF)	Purchase Price	Occupancy % at Acquisition	Leased % as of 9/30/18[1]
Von Karman Tech Center Irvine, CA	Office 1 Building	8/12/2015	101,161	$21,277,000	100%	97%
Commonwealth Building Portland, OR	Office 1 Building	6/30/2016	224,122	$68,545,000	96%	99%
The Offices at Greenhouse Houston, TX	Office 1 Building	11/14/2016	203,284	$46,489,000	95%	100%
213 West Institute Place Chicago, IL	Office 1 Building	11/9/2017	155,385	$43,155,000	92%	84%
		TOTAL	**683,952**	**$179,466,000** [2]	**96%**	**96%**

[1] Total leased percentage includes future leases that have been executed but have not yet commenced.
[2] The purchase price is the contractual purchase price, net of closing credits, and excludes acquisition fees and expenses.

Capital Management as of September 30, 2018

Total debt	**$117.8 million**
Loan-To-Value [1]	**57%**
Average cost of debt [2]	**4.0% per annum**
Average term to maturity	**2.97 years**



Initial Debt Maturities
($000)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$72,800
$45,000
$-
$-
$-
$-
2018
2019
2020
2021
2022
Thereafter



Interest Rate Exposure
($ in millions)
Floating- Rate Debt
(Unswapped)
$39.3
33%
Floating-Rate Debt
(Fixed through
Swap)
$78.5 [3]
67%

1 Calculated as total debt on properties of $117.8 million divided by December 2018 estimated value of portfolio.

2 Average cost of debt as of September 30, 2018 excludes impact of forward swaps that are not yet effective as of September 30, 2018.

3 Floating-rate debt (fixed through swap) includes forward swaps starting 11/01/18 and 04/01/19.

Property Overview as of September 30, 2018

Key Statistics	
No. of Assets	4
Toal Rentable Sq. Ft	683,952
Wtd. Avg. Lease Term	4.1 years
Economic Occupancy	94.4%
Leased Occupancy[1]	95.7%
No. of Tenants	78



Geographic Diversification
Occupied Square Feet
CA 15%
OR 33%
TX 32%
IL 20%



Leased Occupancy[1]
97.1%
99.2%
100.0%
84.4%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
Von Karman
Commonwealth
Offices at Greenhouse
213 W. Institute



Occupied SF Expirations as of September 30, 2018
Occupied SF Expiring
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
2.2%
4.2%
9.6%
5.9%
14.4%
4.4%
24.5%
27.8%
0.9%
3.1%
3.0%
-
MTM
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

[1]Leased % includes future leases that had been executed but had not yet commenced as of September 30, 2018.

KBS Growth & Income Real Estate Investment Trust

Tenancy Overview as of September 30, 2018

Top 10 Tenants	Industry	Property	%
AECOM	Professional, Scientific, and Technical	Offices at Greenhouse	21.8%
LNH, Inc.	Information	Von Karman	7.0%
J. Connor Consulting, Inc.	Management Consulting	Offices at Greenhouse	5.0%
Quantum Spatial	Professional, Scientific, and Technical	Commonwealth	3.8%
City of Portland	Public Administration (Government)	Commonwealth	3.2%
Galois, Inc	Computer Systems Design & Programming	Commonwealth	3.1%
Otoharmonics Corporation	Professional, Scientific, and Technical	Commonwealth	3.1%
CUSHING AND COMPANY	Other Services	213 W. Institute	2.9%
Infogroup, Inc.	Information	Commonwealth	2.2%
Kennedy Jenks Consult, Inc	Professional, Scientific, and Technical	Commonwealth	2.0%
Total (based on total occupied square feet)			54.1%
Weighted Average Lease Term (Top 10 Tenants)			5.3 years



G&I REIT
Industry Diversification
Occupied Square Feet
Management Consulting 6%
Computer Sys. Design & Programming 6%
Finance 3%
Accommodation & Food 4%
Public Administration (Government) 4%
Health Care & Social Services 3%
Advertising (media) 3%
Education Services 4%
Other [1] 17%
Professional, Scientific, and Technical 37%
Information 13%

[1] Represents less than 3% of concentration.

December 2018
Estimated Value Per Share

Valuation[1]

- KBS G&I REIT's estimated value per share[2] was determined in accordance with the Institute for Portfolio Alternatives' (formerly known as the Investment Program Association) Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs.
- Duff & Phelps, an independent, third-party real estate valuation firm, was engaged to provide a calculation of the range in estimated value per share of common stock as of September 30, 2018. Duff & Phelps based the range in estimated value per share upon:
    - Appraisals of all four KBS G&I REIT's real estate properties owned as of September 30, 2018, performed by Duff & Phelps.
    - Valuations performed by the Advisor of KBS G&I REIT's cash, other assets, mortgage debt and other liabilities. The estimated value of the notes payable is equal to the GAAP fair value as disclosed in the Quarterly Report, and the estimated values of cash and a majority of other assets and other liabilities are equal to their carrying values.
    - The estimated value per share did not include an enterprise (portfolio) premium or discount. Consideration was given to any potential subordinated participation in cash flows that would be due to the Advisor in a hypothetical liquidation if the required stockholder return thresholds are met. The Advisor estimated the fair value of this liability to be $0.
- KBS G&I REIT's board of directors approved $9.20, which represents the mid-range value of the range in estimated value per share calculated by Duff & Phelps, as the estimated value per share of KBS G&I REIT's common stock as recommended by the Advisor and KBS G&I REIT's conflicts committee. Both the range in estimated value per share and the estimated value per share were based on Duff & Phelps appraisals and the Advisor's valuations.

[1] For more information, see the Valuation 8-K.

[2] The estimated value of the REIT's assets less the estimated value of the REIT's liabilities, divided by the number of shares outstanding, all as of September 30, 2018.

Valuation

On December 7, 2018, KBS G&I REIT's Board of Directors approved an estimated value per share of $9.20.[1] The following is a summary of the estimated value per share changes within each asset and liability group from the December 2017 estimated value per share:

December 2017 estimated value per share	**$**	**8.79**
Changes to estimated value per share:		
Real estate		0.91
Capital expenditures on real estate		(0.35)
Total change related to real estate		**0.56**
Operating cash flows in excess of distributions declared[2]		**0.03**
Changes to other assets and liabilities:		
Notes payable		(0.12)
Asset derivatives - interest rate swaps		0.14
Deferral of asset management fee liability		(0.19)
Other changes, net		(0.01)
Total changes to fair value of other assets and liabilities		**(0.18)**
Total change in estimated value per share	**$**	**0.41**
December 2018 estimated value per share	**$**	**9.20**

[1] Based on the estimated value per share of KBS G&I REIT's assets less estimated value of KBS G&I REIT's liabilities, divided by the number of shares outstanding, all as of September 30, 2018.
[2] Operating cash flows reflects modified funds from operations ("MFFO") adjusted to add back the amortization of deferred financing costs and deferral of asset management fee. The Company computes MFFO in accordance with the definition included in the practice guideline issued by the IPA in November 2010.

Valuation History

- Estimated value per share as of Aug. 9, 2017: $8.75[1]
- Estimated value per share as of Dec. 8, 2017: $8.79[2]
- Estimated value per share as of Dec. 7, 2018: $9.20[3]


HAUTE
LIVING

[1] Data as of June 30, 2017. See the Current Report on Form 8-K dated August 9, 2017.
[2] Data as of September 30, 2017 with the exception of a reduction to the Company's net asset value for acquisition and financing costs related to a real estate acquisition subsequent to September 30, 2017. See the Current Report on Form 8-K dated December 8, 2017.
[3] Data as of September 30, 2018. See the Valuation 8-K.

Real Estate Valuation Updates

Commonwealth

The appraised value increased $3.8 million, or 5.0%, from prior year appraised value due to the following:

- Continued capital improvements and amenities driving tenants to Commonwealth.
- Increase in rental rates with the completion of the fitness center and bike storage.
- Rent growth has continued its upward climb over the past seven quarters as CBD rates increased 11.7% from prior year on a full service basis.
- The asset continues to perform extremely well with average leased occupancy year-to-date 2018 of 95%.

Offices at Greenhouse

The appraised value increased $3.1 million, or 6.1%, from prior year appraised value due to the following:

- An increase in actual occupancy from 95% to 100% as a result of the commencement of new and expansion leases over the last year. Additional leasing related capital (approximately $670K) was invested between appraisal dates as part of these additional lease commitments.
- An increase in net operating income due to additional lease commitments, burn off of rent abatements and contractual rent increases.
- Improvement in Houston's capital markets activity between appraisal dates including the recent sales of two similar projects in West Houston which support the increased valuation for Greenhouse. Such investment activity is indicative of a generally accepted sentiment that the worst of the energy-pricing related downturn in Houston is behind us, the related recovery being consistent with and part of our original investment plan at acquisition.

Von Karman Tech Center

Investment at a Glance

Location	Irvine, CA
Property Type	Class B Office
Acquisition Date	August 12, 2015
Purchase Price	$21,277,000
No. of Buildings	1
Stories	2
Total Rentable Square Feet	101,161 SF
Site Size	4.61 Acres
Year Built/Renovated	1980/2013-2014
Leased % at Acquisition	100%
Current Leased Occupancy 9/30/18	97.1%
Avg. Rental Rate at Acquisition	$20.16/SF
Avg. 2017 In-Place Rental Rate	$22.04/SF
Current Market Rental Rate	$31.20/SF
2017 NOI Yield	6.49%*
Submarket	Irvine Airport Area
Key Tenants	% of Bldg.
LNH, Inc.	45.7%
Tadamerry Corp	9.5%
Lee & Sakahara Architects	8.0%


100
100

**2017 NOI yield is calculated by taking the 2017 total NOI divided by the property's average cost basis*

Commonwealth Building

Investment at a Glance

Location	Portland, OR
Property Type	Class A Office
Acquisition Date	June 30, 2016
Purchase Price	$68,545,000
No. of Buildings	1
Stories	14
Total Rentable Square Feet	224,122 SF
Site Size	0.46 Acres
Year Built/Renovated	1948/2013-2015/2017
Leased % at Acquisition	96.2%
Current Leased Occupancy 9/30/18	99.2%
Avg. Rental Rate at Acquisition	$23.14/SF
Avg. 2017 In-Place Rental Rate	$24.02/SF
Current Market Rental Rate	$35.00/SF
2017 NOI Yield	4.97%*
Submarket	CBD
Key Tenants	% of Bldg.
Quantum Spatial	11.3%
City of Portland	9.6%
Galois, Inc.	9.4%



**2017 NOI yield is calculated by taking the 2017 total NOI divided by the property's average cost basis*

The Offices at Greenhouse

Investment at a Glance

Location	Houston, TX
Property Type	Class A Office
Acquisition Date	November 14, 2016
Purchase Price	$46,489,000
No. of Buildings	1
Stories	5
Total Rentable Square Feet	203,284 SF
Site Size	4.6 Acres
Year Built/Renovated	2014
Leased % at Acquisition	95.2%
Current Leased Occupancy 9/30/18	100%
Avg. Rental Rate at Acquisition	$19.40/SF
Avg. 2017 In-Place Rental Rate	$19.34/SF
Current Market Rental Rate	$23.00/SF
2017 NOI Yield	6.98%*
Submarket	Energy Corridor
Key Tenants	% of Bldg.
Aecom	69.3%
J. Connor Consulting	15.8%
World Fuel Services	4.5%



**2017 NOI yield is calculated by taking the 2017 total NOI divided by the property's average cost basis*

213 West Institute

Investment at a Glance

Location	Chicago, IL
Property Type	Class B Office
Acquisition Date	November 9, 2017
Purchase Price	$43,155,000
No. of Buildings	1
Stories	7
Total Rentable Square Feet	155,385 SF
Site Size	.67 Acres
Year Built/Renovated	1908/2017
Leased % at Acquisition	92.4%
Current Leased Occupancy 9/30/18	84.4%
Avg. Rental Rate at Acquisition	$24.16/SF
Avg. 2017 In-Place Rental Rate	$24.36/SF
Current Market Rental Rate	$35.00/SF
Current NOI Yield	5.52%*
Submarket	River North
Key Tenants	% of Bldg.
Cushing	14.7%
Downtown Entertainment	13.5%
Codingdojo	6.7%



**Current NOI yield is calculated by taking the annualized YTD September 2018 total NOI divided by the property's average cost basis*

AM Fee Deferral & Share Redemption Plan Modification

AM Fee Deferral

In an effort to provide better dividend coverage to shareholders, the advisor has waived $0.5 million of total asset management fees since inception and has deferred payment of $1.8 million in asset management fees from inception through September 30, 2018.

Share Redemption Plan Modification

The Company has modified the Share Redemption Plan beginning in 2019 in which the only redemptions allowed will be death and disability redemptions up to a maximum of $1 million during 2019. This change was made as a result of the limited liquidity within the REIT in an effort to preserve capital until the REIT has reached a more substantial size. As we move forward we will continue to balance growing the portfolio with an eye toward providing additional liquidity to shareholders when available.

2019 Goals



- Continue to raise capital and grow the size and diversity of the portfolio
- Continue value enhancing capital projects to maintain the high level of occupancy
- Improve property cash flow through strategic leasing renewals with existing tenants
- Invest in strategic real estate acquisitions
- Continue to provide a strong dividend yield

Distribution History[1]

Period	Annualized Distribution Rate[2]
October 2015 - August 2017	5.0%
September 2017 - April 2018	5.5%
May 2018 - December 2018	6.0%

1 Total distributions paid through September 30, 2018, consisted of 51.1% paid in cash and 48.9% reinvested through the distribution reinvestment plan. The Company has funded some of its total distributions paid with debt financing, including an advance from its advisor, and cash resulting from a waiver and a deferral of asset management fees by its advisor. To the extent the Company pays distributions from sources other than cash flows from operations, it will have less funds available for the acquisition of real estate investments, the overall return to stockholders may be reduced and subsequent investors will experience dilution. In addition, because distributions have been funded with cash resulting from the waiver or deferral certain fees to its advisor, distributions may not be sustainable. For more information, please refer to the Company's public filings.

2 The board of directors declared daily distributions for each day in the period that if paid each day for a 365-day period, would equal the annualized distribution rate based on the purchase price of the REIT's shares in its offerings in effect as of the declaration date. For periods from September 2017 through December 2018, the purchase price of the Company's shares was equal to its estimated net asset value per share based on its assets and liabilities as determined by its board of directors.

Q&A

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations

(866) 527-4264

Thank You

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations

(866) 527-4264